Please file this Summary Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE GROWTH EQUITY FUND

Institutional Class

Supplement dated July 1, 2010, to the Summary Prospectus dated February 1, 2010.

This supplement contains important information about the above referenced Fund.

Fund shareholders have approved the proposed reorganization of the Fund into the Wells Fargo Advantage Diversified Equity Fund.   Effective July 1, 2010, we will re-allocate the Fund’s assets to align the Fund’s asset allocation with that of Wells Fargo Advantage Diversified Equity Fund. Accordingly, the fourth sentence under the heading “Principal Investment Strategies” is hereby deleted and replaced with the following.

The investment styles of the master portfolios in which in we currently invest include the large cap growth style, the large cap blend style (an index tracking style), the large cap value style, the small cap style and the international style.

3136070/P3136SP